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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  October 8, 1997


                       Meridian Medical Technologies, Inc.
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             (Exact name of registrant as specified in its charter)


               Delaware                  0-5958             52-0898764
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    (State or other jurisdiction      (Commission       (I.R.S. employer
          of incorporation)           file number)     identification no.)


        10240 Old Columbia Road, Columbia, MD                 21046
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       (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (410) 309-6830
                                                          ----------------

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          (Former name or former address, if changed since last report)


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         Item 5.  Other Events.

              The press release dated October 8, 1997 filed herewith as Exhibit
         (1), is incorporated by reference herein.

         Item 7.  Financial Statements and Exhibits.

              (c)  Exhibits

                   (1)  Press release dated October 8, 1997.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MERIDIAN MEDICAL TECHNOLOGIES, INC.



         Date:  October 17, 1997       By: /s/ G. Troy Braswell, Jr.
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                                           G. Troy Braswell, Jr.
                                           Vice President and Chief
                                              Financial Officer




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